4Q 2023 Earnings Call March 13, 2024 Exhibit 99.2

2 Forward‐Looking Statements This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics“, “we” or “us”) for informational purposes only and not for any other purpose. Nothing contained in this  presentation is, or should be construed as, a recommendation, promise or representation by the presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not  purport to be all‐inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof. This presentation contains forward‐looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward‐looking statements by  terminology such as “may”, “assumes”, “will”, “should”, “would”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “future”, “continue”, or “appear” or the negative of these  terms or similar expressions, although not all forward‐looking statements contain these identifying words. Forward‐looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially  from those described. Factors that may cause such differences include, but are not limited to: the success of the Company’s updated corporate strategy; the expected cash runway into the beginning of Q4 2025, the effectiveness of  the new commercial go‐to‐market strategy, competition from new technologies, the Company’s ability to grow ZYNLONTA® revenue in the United States; Swedish Orphan Biovitrum AB (Sobi®) ability to successfully commercialize  ZYNLONTA® in the European Economic Area and market acceptance, adequate reimbursement coverage, and future revenue from the same; approval by the NMPA of the BLA for ZYNLONTA® in China submitted by Overland ADCT  BioPharma and future revenue from the same, our strategic partners’, including Mitsubishi Tanabe Pharma Corporation, ability to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions, and the timing and amount of  future revenue and payments to us from such partnerships; the timing and results of the Company’s or its partners’ research and development projects or clinical trials including LOTIS 5 and 7, ADCT 601 and 602 as well as IITs in FL  and MZL and early research in certain solid tumors with different targets, linkers and payloads; the timing and outcome of regulatory submissions for the Company’s products or product candidates; actions by the FDA or foreign  regulatory authorities; projected revenue and expenses; the Company’s ability to enter into business development or research collaboration transactions; the Company’s indebtedness, including Healthcare Royalty Management and  Blue Owl and Oaktree facilities, and the restrictions imposed on the Company’s activities by such indebtedness, the ability to comply with the terms of the various agreements and repay such indebtedness and the significant cash  required to service such indebtedness; and the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities. Additional information concerning these and other factors  that may cause actual results to differ materially from those anticipated in the forward‐looking statements is contained in the “Risk Factors” section of the Company's Annual Report on Form 10‐K and in the Company's other periodic  and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or  prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward‐looking statements. The Company cautions investors not to place undue reliance on the  forward‐looking statements contained in this document. Forward‐looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. No assurance can be given that such future results will be achieved. Such forward‐ looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward‐looking statements contained in this  presentation to reflect any change in our expectations or any change in events, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties  (expressed or implied) are made about the accuracy of any such forward‐looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data derived from third‐party sources and our own internal estimates and research. While we believe these third‐ party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third‐ party sources. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we  believe our own internal research is reliable, such research has not been verified by any independent source.

3 Agenda 02 Commercial Highlights Kristen Harrington‐Smith Chief Commercial Officer 03 Clinical HighlightsMohamed Zaki Chief Medical Officer 05 Financial UpdatePepe Carmona Chief Financial Officer 01 Introduction Ameet Mallik Chief Executive Officer 04 Research HighlightsPatrick van Berkel Chief Scientific Officer

4 2023: Positioning the Company for Success  Management team with extensive commercial, development, and corporate expertise  Board members with biotech and large pharma leadership experience; larger number of independents  Established new go‐to‐market model with upgraded talent  Refined brand positioning and enhanced data generation  Hematology: ZYNLONTA Life Cycle Management, ADCT‐602 (CD‐22)  Solid tumors: ADCT‐601 (AXL), portfolio of early‐stage ADCs based on novel platform  Advancing a range of payloads, linkers, and conjugation technologies against multiple targets  Expanded internal capabilities to enable partnerships for early‐stage assets  Right‐sized organizational structure; trimmed consulting and contractors  Reduced 3rd party spending, optimized operating structure, and improved return on investments Upgraded  Organization Enhanced ZYNLONTA  Commercialization Prioritized  Portfolio Validated Research Platform Realized Cost  Efficiencies

5 Corporate and Capital Allocation Strategy Based on Twin Pillars  of Hematology and Solid Tumors DLBCL: Diffuse Large B‐Cell Lymphoma; FL: Follicular Lymphoma; MZL: Marginal Zone Lymphoma; NSCLC: Non‐Small Cell Lung Cancer; ALL: Acute Lymphoblastic Leukemia. Short-Mid Term Mid-long TermHematology Portfolio Solid Tumor Portfolio ZYNLONTA  Primary focus for capital allocation  De‐risked asset with $500M+ peak sales potential  Investing to optimize commercial execution in 3L+  DLBCL and potential expansion into earlier lines  (LOTIS‐5: rituximab combination, LOTIS‐7: bispecific  combinations) and additional indications (FL, MZL) OTHER ASSETS  ADCT‐602 (CD22) in Phase 1 in ALL KEY ASSETS  ADCT‐601 (AXL) in Phase 1 in sarcoma, pancreatic  cancer and NSCLC  Portfolio of investigational ADCs focused on high‐value  targets, utilizing novel exatecan‐based platform COLLABORATION STRATEGY  Partnership/collaboration approach to support  progression of broad early‐stage portfolio  Non‐dilutive capital from partners to help fund  internal development of select solid tumor programs

Advancing ZYNLONTA Development in B-Cell Lymphomas


2023 U.S. Market Value[2], 5-year prevalence[3]
DLBCL
$3.1b[2], ~109 K patients
FL
$2.6b[2], ~61 K patients
MZL
$1.4b[2], ~38 K patients
1L (~70%)
1L (~65%)
1L (~61%)
2L (~21%)
2L (~24%)
2L (~27%)
3L+ (~9%)
3L+ (~11%)
3L+ (~12%)
Proportion of patients by line-of-therapy*
DLBCL, FL & MZL account for ~60% of mature B-cell lymphomas[1]*
Key:
Current Approval
Current Development Areas

Current Development Areas

- LOTIS-5 and LOTIS-7 potential to move ZYNLONTA into **2L+ DLBCL**
  - LOTIS-5: 20 patient safety run-in data showed ORR of 80%, CR of 50% with no new safety signals; may need to enroll additional patients to achieve required number of pre-specified PFS events; accelerating patient enrollment/completion expected in 2024
  - LOTIS-7: Dose-limiting toxicity period cleared for first two dosing levels of ZYNLONTA (90 µg/kg, 120 µg/kg) in both arms; currently enrolling patients at 150 µg/kg

- IIT suggests ZYNLONTA regimen could provide benefit in **2L+ high-risk FL** (96% ORR, 85% CR, N=27); IIT studying ZYNLONTA in **2L+ MZL**
  - Unmet need is significant in these populations
  - Plan to assess regulatory path and compendial strategy
- ZYNLONTA combination with bispecifics (LOTIS-7) is also being studied in r/r FL and r/r MZL

6

1. As per Leukemia & Lymphoma Society data; 2. Clarivate & Global Data used to size US market value; 3. Cerner Enviza CancerMPact database, 2023. Note: Distribution by line of therapy is based on the incident, drug-treated population.

Key Business Updates

ZYNLONTA (loncastuximab tesirine-lpyl)

- 4Q 2023 net product revenues of $16.6M, a 17% increase compared to 3Q 2023
- Deployment of new commercial model resulted in return to growth in community and academic settings
- FY 2023 net product revenue of $69.1M, declined 8% versus prior year primarily due to higher gross-to-net

Pipeline

- LOTIS-7 (Ph1b ZYNLONTA with bispecifics): Cleared DLT period for first two dosing cohorts in both arms and currently enrolling patients at 150 µg/kg
- LOTIS-5 (Ph3 ZYNLONTA with rituximab): Accelerating patient enrollment with completion expected in 2024
- ADCT-601 (Ph1 targeting AXL): Early signs of anti-tumor activity in sarcoma; initiated screening in pancreatic cancer
- Advancing early-stage portfolio of solid tumor ADCs (targeting Claudin-6, NaPi2b, PSMA and undisclosed target)

Corporate

- Balance sheet with $278.6M cash at end of FY 2023
- Operating expenses decreased 21% year-over-year[1] reflecting pipeline prioritization and organizational efficiencies
- Cash runway expected to extend into 4Q 2025

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DLT: Dose-Limiting Toxicity; (1) on a non-GAAP basis or 29% on a GAAP measure including stock-based compensation

ZYNLONTA Net Sales: $16.6M in 4Q 2023

Community

- Majority of the opportunity for ZYNLONTA
- Well-suited clinical profile: highly effective monotherapy with manageable safety that can be administered in outpatient setting
- Prescribing behavior slow to change due to entrenchment of older and/ or less effective agents

Academic

- ZYNLONTA has an important role in academic setting
- Well-positioned for patients not suited for bispecifics/ CAR-T or who have progressed on these therapies
- Strategy to leverage positive experience of thought leaders to help community physicians understand where to use ZYNLONTA

Improved commercial execution

- Sequential volume growth in both community and academic settings in 4Q 2023, despite intensified competition
- Average vials/day rebounded in Nov/Dec to 1H 2023 levels, partially offset by high single digit % increase in GtN from 1H to 2H
- Confident we have right team and strategy to grow ZYNLONTA in 3L/3L+ DLBCL

8

GtN: gross to net; 3L/3L+: third-line and third-line plus; DLBCL: Diffuse Large B-Cell Lymphoma

Significant opportunity for ZYNLONTA combinations in 2L+, despite a highly evolving market



ILLUSTRATIVE
3L+
(~6 K
patients)
~40%
CAR-T
✓ BsAbs[1]
Monjuvi + Len
Clinical Trials
ZYNLONTA
Polivy + BR
~60%
ZYNLONTA
Monjuvi + Len
R-Based Chemo
Polivy + BR
2L
(~11 K
patients)
~35%
CAR-T
Salvage +/- ASCT
Clinical Trials
~65%
Pola-BR
R-Based Chemo
Monjuvi + Len
1L
(~30 K
patients)
~30%
R-CHOP
✓ Polivy + R-CHP
~70%
✓ Polivy + R-CHP
R-CHOP
Academic
Community

MARKET EVOLUTION

- Despite recent advancements, a true SoC only exists in 1L and in the academic setting in 2L with CAR-T
- Aside from CAR-T, the market is evolving towards combinations with off-the-shelf agents as a cornerstone
- With polatuzumab moving into 1L, retreatment with pola-based combos in 2L+ may be less likely
- Need for novel combinations in the 2L and 3L+ in community centers and 3L+ in academic settings with better efficacy and tolerability

ZYNLONTA OPPORTUNITY

LOTIS-5 (Ph3)	**ZYNLONTA + rituximab has the potential to:** ▪ Provide competitive efficacy with a familiar safety profile ▪ Be a SoC in the 2L+ setting in community centers and 3L+ in academic settings
LOTIS-7 (Ph1b)	**ZYNLONTA + bispecifics combinations may:** ▪ Improve efficacy over BsAbs and other combinations in 2L+ academic settings ▪ Improve CRS rates and enable broader accessibility to community centers in 2L+

Key ✓ Recently approved   Shifting to 1L use   No standard of care

1. Epcoritamab or Glofitamab. Source: Putnam Associates Primary Research.
SoC: standard of care, BsAbs: bispecific antibodies, CRS: cytokine release syndrome

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10 LOTIS‐5 Overview IDMC: Independent Data Monitoring Committee, OS: Overall Survival, ORR: Overall Response Rate, CRR: Complete Response Rate, DoR: Duration of Response  Patient Population: 2L+ DLBCL, ASCT ineligible   Summary: Ph3 confirmatory trial in combination with rituximab  Study Design: Randomized, open‐label, two‐part, two‐arm, multi‐center  clinical trial of ZYNLONTA combined with rituximab compared to  immunochemotherapy in patients with relapsed or refractory DLBCL  Primary and Secondary Endpoints:  ‒ Primary endpoint ‐ to evaluate the efficacy of ZYNLONTA combined  with rituximab compared to standard immunochemotherapy, as  measured by PFS ‒ Secondary endpoints include OS; ORR; CRR; DoR; frequency and  severity of adverse events; changes from baseline in safety  laboratory and clinical variables; concentration and pharmacokinetic  parameters of ZYNLONTA; immunogenicity; and changes in patient‐ reported outcomes  Initial Data: Updated safety lead‐in results at SOHO 2023:  ORR of 80%, CR of 50% with no new safety signals Status and Next Steps LOTIS‐5: Developing ZYNLONTA to be the Combination Agent  of Choice in Earlier Lines of Therapy Target Positioning Competitive 2L+ efficacy with favorable safety and convenient dosing  schedule, well‐suited for use in both academic and community settings *As of March 13, 2024 • Enrollment ongoing in randomized portion; > 2/3rd patients enrolled • Following observation of higher‐than‐expected censoring by the  clinical team and confirmed with the IDMC, may need to enroll  additional patients, beyond the originally planned 350 patients, to  achieve the required number of pre‐specified progression free  survival events • In January 2024, IDMC noted no safety concerns, recommended  study to proceed • Expect full enrollment in 2024 • Depending on events, potential data by end of 2025

11 Ar m  E Ar m  F Treatment Period (cycles of 21 days) r/r DLBCL,  FL, MZL  for both arms May include  r/r DLBCL, FL,  and MZL ZYNLONTA will be given at RD for the specific  combinations and subpopulations determined  in part 1 En d  of  T re at m en t Pa rt  1 3+ 3  Do se  e sc al at io n  (Z YN LO N TA  9 0,  1 20 ,  an d  15 0  μg /k g) Pa rt  2 Do se   ex pa ns io n Screening  Period (≤28 d) Mosunetuzumab + escalating doses of ZYNLONTA  Q3W2 Enrollment began July 2023 Glofitamab + escalating doses of ZYNLONTA Q3W1 Enrollment began July 2023 1. Obinutuzumab pretreatment 1000mg on C1D1; ZYNLONTA administered on C1D2; administration of 1st and 2nd step‐up dose(s) of IV glofitamab (2.5mg on C1D8 & 10mg on C1D15); ZYNLONTA plus glofitamab 30mg on C2D1 and beyond  (reduce ZYNLONTA to 75 ug/kg at C3 if starting dose is 120 ug/kg or higher) 2. ZYNLONTA plus subcutaneous mosunetuzumab 1st step‐up dose of 5 mg on C1D1, followed by mosunetuzumab 2nd step‐up & target dose of 45 mg for C1D8 & C1D15; ZYNLONTA plus 45mg of subcutaneous mosunetuzumab on C2D1  and beyond (reduce ZYNLONTA to 75 μg/kg at C3 if starting dose is 120 ug/kg or higher) LOTIS‐7: Combining ZYNLONTA with Bispecific Antibodies  (Glofitamab or Mosunetuzumab) ENDPOINTS  Primary: Safety and tolerability; MTD and/or RD  Secondary: Efficacy: ORR, DOR, CRR, PFS, RFS, OS; Pharmacokinetics and  Immunogenicity STUDY POPULATION  Relapsed or Refractory B‐NHL patients and have received: Part 1: >2 systemic  treatment regimens; Part 2: >1 systemic treatment regimens  Prior autologous SCT (>100 days) or CAR‐T (>30 days) is allowed RATIONALE  Distinct MOAs and non‐overlapping toxicities, except neutropenia  Most potent off‐the‐shelf, single agent drugs approved in DLBCL  ZYNLONTA use prior to glofitamab may debulk the tumors and reduce  peripheral B cells, leading to lower CRS rates  Successful completion of first two dose cohorts with no DLTs in either  arm in heavily pre‐treated patients  All patients dosed to date have no or low grades of CRS  Encouraging early signs of anti‐tumor activity in mixed histologies Initial Data

12 ZYNLONTA IITs (Univ. of Miami) in FL and MZL IIT: investigator‐initiated trial; FL: follicular lymphoma; MZL: marginal zone lymphoma; ORR: overall response rate; CR: complete response; PFS: progression‐free survival High‐risk relapsed/refractory Follicular Lymphoma Study: Phase 2 study of ZYNLONTA + rituximab Ambition: Potentially addresses unmet need of high‐risk patient  population  Status: Data presented at ASH 2023:  n=33 patients enrolled of target 39 (27 evaluable for efficacy,  32 for safety)  Best ORR 96% and CR rate of 85%; 12‐month PFS 93%  Majority of adverse events Grade 1  Grade 3 AEs included neutropenia (n=2), and one case each of  hyperglycemia, increased ALT, fatigue, dyspnea and skin  infection. Neutropenia was only grade 4 AE (n=1) Next steps:  University of Miami plans to expand number of trial  participants to 100 and add other cancer research centers  Data to be published at medical meetings  Path forward to be discussed with regulatory authorities and  compendia Relapsed/refractory Marginal Zone Lymphoma Study: Phase 2 open‐label study of ZYNLONTA  Ambition: Potentially addresses significant unmet need due to  low CR rates with approved therapies Status: Futility analysis to be conducted at n=19 patients Next steps:  Futility analysis expected to be conducted in 2Q 2024  Data to be shared at upcoming medical meetings  University of Miami plans to add other cancer research centers  to accelerate enrollment to 50 trial participants

ADCT-601: A Novel, Potent Approach to Targeting AXL

ADCT-601 Structure



Glc Nac
Gal Nac
Sp
PBD
Fuc

Antibody

Anti-human AXL antibody

Linker + payload

HydraSpace™ *cleavable linker and SG3199 (PBD dimer cytotoxin)*

ADCT-601 MOA



ADCT-601
Cancer Cell Death

Warhead released after internalization, and binds in minor groove of DNA



Cross-link DNA
Pu G A T C Py
5'
3'
Py C T A G Pu

- *PBD dimer creates interstrand cross-links*
- *No DNA distortion*
- *Avoids DNA repair mechanism*

Anticipated Differentiation

- Potential best-in-class ADC against a **target expressed across multiple solid tumor types** with unmet medical needs
- First **AXL-targeted ADC conjugated to a PBD** dimer cytotoxin
- **Glycoconnect™**,[1] and **Hydraspace™**,[1] technology **enhance the TI of ADCT-601 three-fold in preclinical models** compared to ADCs manufactured by random stochastic conjugation

Note: 1. GlycoConnect and HydraSpace are technologies licensed from Synaffix; TI: therapeutic index; MTD: maximum tolerated dose; GlcNax: N-acetyl-glucosamine; GalNac: N-acetylgalactosamine; SP: Spacer; PBD: Pyrrolobenzodiazepine.
Source: Zammarchi et al., *Mol Cancer Ther* (2022)

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ADCT-601 targeting AXL: Rationale and Differentiation

ADC THERAPEUTICS

TARGET RELEVANCE

- AXL is expressed in multiple tumor types - including NSCLC, pancreatic, and sarcoma
- High expression of AXL is correlated to worse patient overall survival across these cancer types

AXL EXPRESSION[1]

	% of cases with high AXL expression[2]	% of cases with any AXL Expression
Sarcoma (STS)	~30%	~90%
Pancreatic adenocarcinoma	~35%	60 – 70%
Non-small cell lung[3]	20 – 25%	50 – 60%

CLINICAL STUDY STATUS & NEXT STEPS

- A Phase 1b study is ongoing including a monotherapy arm enrolling patients with sarcoma, pancreatic cancer and AXL-expressing NSCLC and a combination arm with gemcitabine in patients with sarcoma and pancreatic cancer
- Reached recommended dose of 13mg; dose optimization is ongoing
- In sarcoma, early signs of anti-tumor activity have been seen in monotherapy and combination with a tolerable safety profile in the dose range tested
- In pancreatic cancer, screening was recently initiated in the monotherapy arm

1. Data as of 02/09/2024; 2. Based on scoring algorithm and cut-off used in trial 601-102 to determine high expressing/positive patients: STS = AXL+ tumor cells 2+/ 3+ intensity ≥ 75%, PAAD = AXL+ tumor cells 2+/ 3+ intensity ≥ 10%. NSCLC = Membrane AXL+ Tumor cells (any intensity) ≥ 1%; 3. Membrane expression in general correlates with 2+/3+ tumor cells expression

14

Novel Exatecan-based ADC Platform with Potential to be Differentiated over Commercial-Stage Toxins such as DXd

EXATECAN V. DXD

Exatecan


NH2
F
N
N
O
O
OH O

DXd


HO
O
NH
F
N
N
O
O
OH O

EXATECAN ADVANTAGE

- Better potency
- No PgP[1] transport, enabling **enhanced intracellular presence**
- **Increased bystander effect**, leading to more cell death and enhancing therapeutic impact over DXd

EXATECAN ADC V. DXD ADC in CDX MODEL[2]


Mean Tumor Volume (mm³) ± SEM
1250
1000
750
500
250
0
0
10
20
30
40
Days
Vehicle
Isotype (10 mg/kg)
Antibody-DXd (15 mg/kg)
Antibody-exatecan (6.6 mg/kg)
Antibody-exatecan (10 mg/kg)

ADC THERAPEUTICS PLATFORM ADVANTAGE

- ADCT has developed a **novel hydrophilic linker** that enables efficient conjugation of exatecan
- Our exatecan-based ADCs **enable traceless release of exatecan** after internalization
- **Superior therapeutic index** driven by strong in vivo efficacy and excellent tolerability in cynomolgus monkey **without any signs of ILD**

Note: [1] PgP: P-glycoprotein; [2] Cell line derived xenograft (CDX) model is a renal leiomyoblastoma model, all arms dosed intravenously qdx1

Source: Weng et al., *Cancer Discov* (2023)

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Growing Portfolio of ADC Assets against High-Value Solid Tumor Targets

ADC THERAPEUTICS

	NaPi2b	Claudin-6	PSMA	Undisclosed target
Target description	**Phosphate transporter**	**Adhesion protein**	**Enzymatic glycoprotein**	**Amino acid transporter**
Tumor types of interest	NSCLC Ovarian cancer	Ovarian cancer Endometrial cancer	Prostate cancer	NSCLC Colorectal cancer
Payload	Exatecan	Exatecan	Exatecan	Exatecan
Validation data	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	Ongoing	*in vitro characterization* *in vivo efficacy* *NHP toxicology*[2]
Candidate selection[1]	Complete	2024	2024	2024

Data on the Claudin-6 and NaPi2b programs will be shared in poster presentations at the American Association for Cancer Research (AACR) 2024 Annual Meeting (April 5–10, 2024). Abstract details are currently available online.

16

Note: [1] IND enabling studies can be completed within 18 months after selection of the candidate ; [2] NHP study done with chimeric candidate

17 Corporate Business Development Strategy for ADCT Portfolio HEMATOLOGY ZYNLONTA, ADCT-602 SOLID TUMORS ADCT-601, Research Assets Business Development to Unlock Value Business Development Goals: U.S. EX-U.S. Co‐development &  Co‐promote* Royalty &  Milestones to ADCT Accelerate & Expand Asset Development3 Non‐dilutive Financing2 Maximize Deal Value & Value Split1 Direct Partnership *Flexible for alternative construct depending on economics. OVERLAND JOINT VENTURE

18 4Q 2023 Selected Financial Data (in $ millions) Non‐GAAP (Adjusted)*GAAP % vs. 4Q 20224Q 2023% vs. 4Q 20224Q 2023Statement of Operations ‐15.916.6‐15.916.6Product Revenues, Net ‐33.929.6‐36.930.3Research & Development Expenses ‐9.214.5‐13.913.9Selling & Marketing Expenses ‐15.19.3‐28.011.3General & Administrative Expenses ‐24.254.5‐29.356.8Total Operating Expenses NM43.2NM43.2Income Tax Expense ** NM79.5NM85.0Net Loss NM$0.97NM$1.03Net loss per share December 31, 2023Balance Sheet $278.6Cash and cash equivalents Cash runway expected to extend into 4Q 2025 based on current business plan  * See reconciliation of GAAP to non‐GAAP adjustments for details ** Income Tax Expense attributable to valuation allowance on deferred tax assets

Cash Runway to Support Multiple Potential Near-Term Value-Driving Catalysts

ADC THERAPEUTICS

Hematology

- ❑ **ZYNLONTA:**
  - ❑ Achieve commercial brand profitability in 2024
  - ❑ **LOTIS-5:** Complete enrollment in 2024
  - ❑ **LOTIS-7:** Dose escalation and expansion updates throughout 2024
  - ❑ **FL and MZL IITs:** Updates at medical meetings in 2024 / 2025
- ❑ **ADCT-602 (CD22):** Additional data updates from Phase 1 study in 2024

Solid Tumors

- ❑ **ADCT-601 (AXL):** Additional data updates from Phase 1 study in sarcoma, pancreatic cancer and NSCLC throughout 2024
- ❑ **Preclinical:** Advancing a portfolio of investigational ADCs; Research investor event in 2Q 2024

- Exploring potential partnerships and licensing agreements
- Cash runway to 4Q 2025 to support company through value-generating milestones*

19

*Cash runway assumes receipt of anticipated regulatory milestone payments under the Company's collaboration agreements and use of the amount it is required to maintain under its loan agreement

4Q 2023 Earnings Call

21 Reconciliation of GAAP to Non‐GAAP Adjustments (i) Included in operating expenses (ii) Included in other income (expense) 4Q 20224Q 2023in $’000 (23,344)(85,031)Net loss (GAAP) Adjustments: 3,344 753Share‐based compensation expense ‐ R&D (i) 209 (571)Share‐based compensation expense ‐ S&M (i) 4,791 2,038 Share‐based compensation expense ‐ G&A (i) (2,086)    279Deerfield warrants obligation, change in fair value expense (income) (ii) 3,912 4,650 Effective interest expense on senior secured term loan facility (ii) 5,844 8,253 Deferred royalty obligation interest expense (ii) 631         (9,823) Deferred royalty obligation cumulative catch‐up adjustment (income) expense (ii) (6,699)(79,452)Adjusted net loss (Non‐GAAP)